NUVEEN WINSLOW LARGE-CAP GROWTH FUND

SUPPLEMENT DATED MARCH 13, 2013

TO THE SUMMARY PROSPECTUS DATED NOVEMBER 30, 2012,

AS PREVIOUSLY SUPPLEMENTED

This supplement hereby replaces the supplement filed on March 12, 2013.

Patrick Burton, CFA, has been named a portfolio manager of the fund, effective March 31, 2013. Mr. Burton is a Managing Director and analyst at Winslow Capital Management, LLC (“Winslow Capital”).

Effective July 1, 2013, R. Bart Wear will no longer serve as a portfolio manager of the Fund.

Clark J. Winslow and Justin H. Kelly will continue to serve as portfolio managers to the Fund. Effective March 31, 2013, Mr. Kelly will serve as Chief Investment Officer at Winslow Capital. Mr. Winslow will continue to serve as Chief Executive Officer at Winslow Capital.

PLEASE KEEP THIS WITH YOUR SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-WINSL2S-0313P